[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(x)

AMENDMENT NO. 8 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 8 (the “Eighth Amendment”), effective retroactively as of July 10, 2012 (the “Eighth Amendment Effective Date”) by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between BI Pharma and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011 and Amendment No. 7, effective as of January 01, 2012 (hereinafter together the “Supply Agreement”). BI Pharma and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

WHEREAS, FibroGen wishes to engage BI Pharma to [ * ] of the Product, [ * ] of the Product and [ * ], in [ * ] which has been provided by FibroGen, in compliance with the terms of the Supply Agreement as set forth in and as amended by this Eighth Amendment. Additional documentation for [ * ] for [ * ] with respect to [ * ] under the Supply Agreement will also be provided, if requested by Fibrogen.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Eighth Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2)	Pursuant to Section 2.2 of the Supply Agreement, the work plan entitled “[ * ] (Work Scope, Version of September 18, 2012)”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement. Pursuant thereto BI Pharma shall [ * ] provided by FibroGen on behalf of FibroGen in accordance with the Supply Agreement.

(3)	The Deliverables related to the Work Scope as indicated in the attached Exhibit A hereto is for BI Pharma to [ * ] provided by FibroGen, and, during the term of the Supply Agreement, to [ * ], as further described in the Work Scope (Exhibit A) which may arise from [ * ], as needed and requested by FibroGen in the course of [ * ] and the continuation of the Project regarding the specific [ * ].

The total aggregate payment of [ * ] (as listed under Exhibit A hereto) will be paid by FibroGen to BI Pharma upon [ * ] and provision of such [ * ] to FibroGen. Any questions regarding [ * ] which may arise from the [ * ] will be [ * ] by BI Pharma, as needed and requested by FibroGen in the course of [ * ] and the continuation of the project.

Amendment No. 8 to the Process Development and Clinical Supply Agreement	Confidential

(4)	This Eighth Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Eighth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Eighth Amendment.

(5)	This Eighth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Eighth Amendment to the Supply Agreement as of Eighth Amendment Effective Date.

Biberach, January 9, 2013

BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

i.V.	ppa.

[ * ]	[ * ]
[ * ]	[ * ]
VP Business & Contracts	Head of Team Biberach — Dep. Legal Germany

San Francisco, January 24, 2012

FIBROGEN, INC

/s/ Jim Polarek
Name: Jim Polarek
Title: VP Protein Therapeutics and Collagen Development

2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 8 to the Process Development and Clinical Supply Agreement	Confidential

Exhibit A

Work Scope

(Version of September 18, 2012)

[ * ]

3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.